UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22870

Investment Company Act file number

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and address of agent for service)

(855)-609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

Shareholder Letter

December 2015

Dear Fellow Shareholder:

Like all firms, Stone Ridge was once a startup – no products, no clients.  Now, with over 150 institutional clients, 11 funds, and $790 million of trading profits since inception, I hope we’re always a startup.  As the brilliant Peter Thiel wrote in Zero to One:

The best startups might be considered slightly less extreme kinds of cults.  The biggest difference is that cults tend to be fanatically wrong about something important.  People at successful startups are fanatically right about something those outside it have missed.

What are we fanatically right about?

Stone Ridge is an ecosystem of optimism and possibilities.  Our power comes from knowing that kindness has no downside.  It works.  Not every time, but always.  Can you build a financial services firm based on “Focus.  Be Humble.  Be Kind.”?  Our experiment is ongoing, but so far the results are encouraging.

Our Firm Principles are aspirational – we’re far from perfect – though our approach to moving though the world, applied consistently, has resulted in a culture we cherish.  At Stone Ridge, our people – powered by an almost childlike sense of wonder – are everything.  So how do new people join?

The recruiting process requires candidates – no matter how senior, no matter how junior – to meet with each member of our Management Committee twice.  That part alone is 18 meetings.  The entire process, which takes months and ultimately includes completion and presentation of a challenging project, is “off market.” This is on purpose.  The higher up you go in most organizations, the more detached the senior executives get from the hiring process.  I believe the opposite should be true.  The objective is to create a hiring culture that resists compromise.  Our most treasured achievement since inception is not the $790 million of trading profits.  It’s that zero employees have chosen to leave.

While our firm’s growth has felt natural to us at every step along the way, some outsiders are surprised.  The part they miss is the part they don’t see: the commitment of everyone at Stone Ridge to ongoing personal improvement.  When you’re committed to getting better at something, progress is not always visible or tangible in the moment, but micro improvements accumulate.  Breakthroughs eventually happen, though patience is required.  We have chosen the path of personal improvement for its own sake, but also so that we can be our best selves to support our shared journey. Together we want to find out what’s possible in asset management.

In 2015, we introduced the concept of Antifragile at Stone Ridge.  Coined by the brave Nassim Taleb, something Antifragile goes beyond surviving shocks, which is resiliency.  For something Antifragile, shocks actually make it stronger.  Firms are fragile.  Could Stone Ridge become Antifragile? For example, after a disaster could our internal relationships actually strengthen amidst the chaos? In the aftermath, could our investors make more money, not less? Let me share two concrete examples of how we began our Antifragile journey this year.

First, about 6 months ago, I assigned a question to everyone at the firm:

Who are you committed to being, and how are you committed to responding, when the firm experiences its first disaster?

It’s a heavy question and I wasn’t looking for conceptual answers.  I wanted bullet points and concrete action items. “Be specific.  Show me your list.” Individual answers were presented to managers, who synthesized the views of their teams, and presented the overall results to our Management Committee.  The details of our answers are private to us, but I can share that the process of answering this question changed us as a firm.

Stone Ridge Funds	Annual Report	October 31, 2015

Shareholder Letter

Of course, we don’t wish for a disaster, but the firm will be stronger afterwards.  The power in that confidence, in that knowing, is palpable inside Stone Ridge.  It has caused a real shift in the firm.  You can feel it in the office.  I invite you to visit us in 2016 and feel it for yourself.

The second Antifragile step we took in 2015 was the filing of the prospectus for the Stone Ridge Post-Event Reinsurance Fund (SRPEX).  SRPEX will activate and collect client assets only after industry-changing disasters, the same kind of “CNN events” that will cause our Reinsurance Funds to have material drawdowns.  Historically, such industry-changing events (e.g., devastating hurricanes Denis, Emily, Katrina, Rita, and Wilma occurred during four consecutive months in 2005) have caused post-event reinsurance yields to increase considerably the following renewal season.  Upon triggering, SRPEX will become the sole channel to access the Stone Ridge Reinsurance Funds.  SRPEX is available only to existing clients at the time of its activation and it does not charge any additional management fees or fund expenses.

How can a fund that charges no fees and has no assets help a firm, its clients, and its reinsurance partners become Antifragile? For clients, SRPEX means access to valuable post-event capacity with the largest global reinsurers, so long-term wealth creation becomes Antifragile.  For our reinsurance partners, SRPEX means balance sheet security and the ability to play post-event offense, so their capital structure becomes Antifragile.  And for Stone Ridge, SRPEX means post-event assets under management (AUM) goes up instead of down, so our firm becomes Antifragile.

The journey towards Antifragile is a long one, but we’ve taken the first steps.

2015 was far from a smooth ride and, given the diversity of our risk exposures, it never will be.  Our reinsurance portfolios took many hits this year, including the Tianjin explosion in China, the Pemex explosion in the Gulf, Hurricane Patricia hitting the Jalisco coast, Cyclone Marcia smashing the Queensland coast, and brutal hailstorms in Sydney.  We also suffered from the August volatility spikes in financial risk markets.  Yet across all products, Stone Ridge delivered $404 million of trading profits through November.  Even in August, trading profits were positive, as gains from our reinsurance portfolios more than offset losses from our Variance Risk Premium (VRP) franchise.

The Sharpe Ratio of 2015’s $404 million trading profits was an unsustainable 4.2, following last year’s $281 million trading profits and similarly unsustainable 5.5 Sharpe Ratio.  Our performance since inception materially understates the true risk of our strategies.  In particular, historical volatility is an often misleading and always incomplete measure of risk for any strategy, but especially for those involving insurance-related investments.  Do not get lulled into a false sense of security when you look at the consistency of our past results.  In future years, there will be tragic earthquakes and hurricanes.  There will be market crashes.

We don’t court sharp losses, but they are part of the business and part of life.  Reinsurers and option sellers – kindred spirits – must accept disasters, or else they would have no clients and our funds would make no money.  Simply put, if you never pay claims, no one buys insurance.  The real determinative of long-term wealth creation is how those providing risk transfer services to the markets – our clients via Stone Ridge funds – behave after losses.

When crashes happen, we will be standing shoulder to shoulder with you, arms locked together, drawing on centuries of wisdom about insurance markets, and reminding you that the best reinsurers sell more reinsurance after the storm.

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients.  We are on the path together.  You contribute the capital necessary to sustain and propel groundbreaking product development.  We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management.  Together it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year.  We look forward to serving you again in 2016.

Sincerely,

Ross L.  Stevens

Founder, CEO

Stone Ridge Funds	Annual Report	October 31, 2015

Shareholder Letter

Standardized returns as September 30, 2015 for: U.S.  Large Cap Variance Risk Premium Fund (“VRLIX”) 1Yr=1.67%, since inception (5/1/13)=7.13%; U.S.  Small Cap Variance Risk Premium Fund (“VRSIX”) 1Yr=2.32%, since inception (5/1/13)=5.65%; U.S.  Variance Risk Premium Master Fund (“VRPIX”) 1Yr=1.77%, since inception (5/21/13)=6.01%; International Developed Markets Variance Risk Premium Fund (“VRFIX”) 1Yr=-3.18%, since inception (2/11/14)=-0.44%; Emerging Markets Variance Risk Premium Fund (“VRMIX”) 1Yr=-13.05%, since inception (2/11/14)=-6.66%; International Variance Risk Premium Master Fund (“VRIIX”) 1Yr=-6.82%, since inception (2/11/14)=-2.90%; Global Equity Variance Risk Premium Master Fund (“VRGIX”) since inception (11/14/14)=-2.85%; All Asset Variance Risk Premium Fund (“AVRPX”) since inception (4/13/2015)=2.40%; Reinsurance Risk Premium Fund (“SREIX”) 1Yr=4.73%, since inception (2/1/13)=6.22%; High Yield Reinsurance Risk Premium Fund (“SHRIX”) 1Yr=5.69%, since inception (2/1/13)=7.30%; Reinsurance Risk Premium Interval Fund (“SRRIX”) 1YR=7.22%, since inception (12/9/2013)=8.38%.  Returns over one year are annualized.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Results for funds are net of fees and reflect the reinvestment of dividends and earnings.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent quarter end may be obtained by calling 855-609-3680.

The gross expense ratio for the funds: VRLIX 1.62%; VRSIX 1.60%; VRFIX 2.24%; VRMIX 2.41%; SREIX 1.71%; SHRIX 1.78%; SRRIX 2.38%; VRPIX 1.76%; VRIIX 2.62%; VRGIX 2.02%; AVRPX 2.28%

The Funds are generally available only to registered investment advisors (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Advisor.  Before allocating shares of the Funds to a client’s account, RIAs should carefully consider the Fund’s investment objectives, risks, and charges and expenses before investing, as investing in the Funds may not be appropriate for all clients and is not designed to be a complete investment program.  Each Fund’s prospectus contains this and other information about the Fund.  A prospectus and other information about the Funds may be obtained by calling 855-609-3680 or visiting www.stoneridgefunds.com.  Please read the prospectus carefully before investing. The information in this letter to shareholders regarding the Stone Ridge Post-Event Reinsurance Fund and in the Post-Event Reinsurance Fund prospectus (or Statement of Additional Information) is not complete and may be changed.  The Advisor may not sell the Post-Event Reinsurance Fund until the registration statement filed with the Securities and Exchange Commission is effective.  The Post-Event Reinsurance Fund’s prospectus (or Statement of Additional Information) is not an offer to sell the fund and is not soliciting an offer to buy the fund in any state where the offer or sale is not permitted.

An investment in the Funds involves a high degree of risk.  Before making an investment/allocation decision, an RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance. Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

Mutual fund investing involves risk; Principal loss is possible.

The event-linked securities in which the Reinsurance Risk Premium Fund, High Yield Reinsurance Risk Premium Fund, and Reinsurance Risk Premium Interval Fund invest are considered “high yield” or “junk bonds”.  It is possible that investing in the Funds may result in a loss of some or all of the amount invested. Event-linked, catastrophe bonds and reinsurance related securities carry large uncertainties and major risk exposures to adverse conditions.  If a trigger event, as defined within the terms of the bond (such as a major natural disaster), involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Funds may lose a portion or all of their investments in such security, including accrued interest and/or principal invested in such security.  The Funds may invest in illiquid or restricted securities which may be difficult or impossible to sell at a time that the Funds would like or at the price that the Funds believe the security is worth.  For additional risks, please refer to the prospectus.

Stone Ridge Funds	Annual Report	October 31, 2015

Shareholder Letter

The US Variance Risk Premium Master Fund’s, US Large Cap Variance Risk Premium Fund’s, US Small Cap Variance Risk Premium Fund’s, and All Asset Variance Risk Premium Fund’s use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Funds, which magnifies the Funds’ exposure to the underlying investment.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Funds to fail to achieve its original purpose for using such derivatives.  The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments.  As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value.  The Funds are subject to leveraging risk. Leverage magnifies the Funds’ exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Funds would otherwise have. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk.  If, in any year, the Funds fail to qualify as a RIC under the Code for any reason, such a failure would have a material adverse effect on the Funds and their shareholders.

The opinions expressed are those of Stone Ridge Asset Management through the end of the period of this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is no guarantee of future results.

This information is intended for the shareholders of the Funds and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Sharpe Ratio is a measure that indicates the average return minus the risk-free return divided by the standard deviation of return on an investment.

The Stone Ridge Funds are distributed by Quasar Distributors, LLC.

Stone Ridge Funds	Annual Report	October 31, 2015

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2015 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2015	$33,961,095	1.5%

2016	89,142,783	3.8%

2017	61,113,503	2.6%

2018	348,010,529	14.9%

2019	53,359,111	2.3%

2020	20,903,663	0.9%

2023	13,259,245	0.6%

2034	4,565,636	0.2%

Not Applicable	1,700,194,836	72.5%

Other(1)	16,673,582	0.7%
	$2,341,183,983

(1)	Cash, cash equivalents, and other assets less liabilities

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2015)
	1-year period ended 10/31/2015	Since Inception (12/09/13)
Stone Ridge Reinsurance Risk Premium Interval Fund	8.33%	8.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.03%

MANAGEMENT’S DISCUSSION AND ANALYSIS

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium through investing in a broadly diversified set of reinsurance-linked securities. For the twelve months ending 10/31/2015, the Fund returned 8.33%. Given the diversification of the Fund’s risk exposures, there were a number of unexpected natural and man-made catastrophes around the world that negatively impacted certain of the Fund’s risk exposures, and therefore negatively impacted Fund performance, which we expect to be true every year.

Stone Ridge Funds	Annual Report	October 31, 2015

Schedule of Investments	as of October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
EVENT-LINKED BONDS - 14.5%

China - 0.1%

Earthquake - 0.1%
Panda Re 2015-1 4.096%, 06/30/2018 (a)(b)(c)	$2,935,000	$2,927,971

Global - 3.7%

Earthquake - 0.2%
Market Re 2014-4 Class A 4.000%, 10/01/2016 (a)(b)(c)	2,802,000	2,800,038
Market Re 2014-4 Class B 4.000%, 12/01/2016 (a)(b)(c)	1,019,000	1,018,287

		3,818,325

Mortality/Longevity - 1.0%
Chesterfield Re 2014-1 4.500%, 12/15/2034 (c)	4,550,676	4,565,636
Vitality Re VI Class B 2.146%, 01/08/2018 (a)(b)(c)	19,000,000	19,084,550

		23,650,186

Multiperil - 2.4%
Atlas IX 2015-1 7.161%, 01/07/2019 (a)(b)(c)	8,516,000	8,553,045
Galileo Re 2015-1 Class A 13.546%, 01/08/2018 (a)(b)(c)	15,778,000	16,174,817
IBRD Re 2014-1 6.722%, 10/07/2017 (a)(b)(c)	5,000,000	5,018,500
Kilimanjaro Re 2014-1 Class B 4.546%, 04/30/2018 (a)(b)(c)	14,504,000	14,425,678
Loma Re 2013-1 A 8.316%, 01/08/2018 (a)(b)(c)	335,000	348,232
Loma Re 2013-1 B 10.616%, 01/08/2018 (a)(b)(c)	1,005,000	1,049,723
Loma Re 2013-1 C 16.546%, 01/08/2018 (a)(b)(c)	1,739,000	1,842,036
RW003 (Horseshoe Segregated Account) 13.794%, 07/22/2016 (a)(b)(d)(e)(g)	8,466,870	7,849,246
VenTerra Re 2013-1 A 3.796%, 01/09/2017 (a)(b)(c)	2,154,000	2,154,646

		57,415,923

Windstorm - 0.1%
Queen Street X Re 5.796%, 06/08/2018 (a)(b)(c)	1,721,000	1,700,778

		86,585,212

Japan - 0.2%

Earthquake - 0.2%
Kizuna Re II Class A 2.296%, 04/06/2018 (a)(b)(c)	2,500,000	2,504,750
Nakama Re 2.556%, 04/13/2018 (a)(b)(c)	1,500,000	1,505,250
Nakama Re 2014-2 Class 1 2.171%, 01/16/2019 (a)(b)(c)	1,000,000	998,650

		5,008,650

	PRINCIPAL AMOUNT	FAIR VALUE
Mexico - 0.0%

Windstorm - 0.0%
MultiCat Mexico 2012-1 C 7.546%, 12/04/2015 (a)(b)(c)	$4,000,000	$160,000

Turkey - 0.1%

Earthquake - 0.1%
Bosphorus 1 Re 2013-1 A 2.556%, 05/03/2016 (a)(b)(c)	1,250,000	1,247,000

United States - 10.4%

Earthquake - 1.0%
Golden State Re II 2.246%, 01/08/2019 (a)(b)(c)	5,400,000	5,372,730
Lakeside Re III 8.046%, 01/08/2016 (a)(b)(c)	1,250,000	1,256,750
Merna Re 2015-1 2.046%, 04/09/2018 (a)(b)(c)	2,522,000	2,515,317
Ursa Re 2015-1 5.000%, 09/21/2018 (a)(b)(c)	15,000,000	14,954,250

		24,099,047

Multiperil - 3.9%
East Lane Re VI 2.796%, 03/14/2018 (a)(b)(c)	14,443,000	14,323,123
East Lane VI 2015-1 3.806%, 03/13/2023 (a)(b)(c)	13,213,000	13,259,245
PennUnion Re 2015-1 4.556%, 12/07/2018 (a)(b)(c)	4,671,000	4,676,372
Residential Re 2015-1 Class 10 11.046%, 06/06/2019 (a)(b)(c)	8,197,000	8,399,466
Residential Re 2015-1 Class 11 6.046%, 06/06/2019 (a)(b)(c)	8,915,000	9,050,062
Residential Re 2014-1 10 15.046%, 06/06/2018 (a)(b)(c)	10,338,000	10,685,874
Residential Re 2014-1 13 3.546%, 06/06/2018 (a)(b)(c)	2,859,000	2,893,022
Riverfront Re 2014 4.056%, 01/06/2017 (a)(b)(c)	4,022,000	4,015,163
Sanders Re 2014-1 D 3.916%, 05/28/2019 (a)(b)(c)	21,295,000	20,985,158
Skyline Re 2014-1 A 14.046%, 01/23/2017 (a)(b)(c)	2,166,000	2,264,553

		90,552,038

Windstorm - 5.5%
Alamo Re 2015-1 Class A 5.956%, 06/07/2018 (a)(b)(c)	1,903,000	1,979,120
Alamo Re 2015-1 Class B 4.646%, 06/07/2018 (a)(b)(c)	809,000	835,414
Alamo Re Ltd. 5.296%, 06/07/2017 (a)(b)(c)	892,000	919,741
Citrus Re 2014-1 4.506%, 04/18/2017 (a)(b)(c)	944,000	946,313
Citrus Re 2014-2 4.336%, 04/24/2017 (a)(b)(c)	1,483,000	1,491,898
Citrus Re 2015-1 Class A 4.946%, 04/09/2018 (a)(b)(c)	8,501,000	8,558,807

The accompanying footnotes are an integral part of this Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2015

Schedule of Investments	as of October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 5.5% (continued)
Citrus Re 2015-1 Class B 6.366%, 04/09/2018 (a)(b)(c)	$17,253,000	$17,447,959
Citrus Re 2015-1 Class C 9.526%, 04/09/2018 (a)(b)(c)	5,319,000	5,426,975
Compass Re II 2015-1 9.762%, 12/08/2015 (a)(b)(c)(d)	16,680,000	16,616,616
Cranberry Re 2015-1 3.856%, 07/06/2018 (a)(b)(c)	5,044,000	5,156,481
Everglades Re 2014 7.496%, 04/28/2017 (a)(b)(c)	17,758,000	18,487,854
Everglades Re II 2015-1 5.196%, 05/03/2018 (a)(b)(c)	10,000,000	10,217,000
Gator Re 2014 6.726%, 01/09/2017 (a)(b)(c)	13,724,000	12,930,753
Kilimanjaro Re 2014-1 Class A 4.796%, 04/30/2018 (a)(b)(c)	9,740,000	9,748,279
Manatee Re 2015-1 5.056%, 12/22/2017 (a)(b)(c)	4,571,000	4,605,282
Market Re 2015-2 6.950%, 06/07/2016 (a)(b)(c)(d)	5,272,000	5,540,345
Pelican Re 2013-1 A 6.056%, 05/15/2017 (a)(b)(c)	8,000,000	8,278,800

		129,187,637

		243,838,722

TOTAL EVENT-LINKED BONDS (Cost $341,228,798)		339,767,555

PARTICIPATION NOTES (QUOTA SHARES) - 12.2%

Global - 9.0%

Multiperil - 9.0%
Eden Re 2015-1 04/19/2018 (a)(e)(f)(g) (Cost: $7,000,000; Acquisition Date: 12/29/2014)	7,000,000	7,748,184
Eden Re II 2015-1 04/19/2018 (a)(e)(f)(g) (Cost: $154,751,812; Original Acquisition Date: 12/12/2014)	154,250,000	163,740,222
Sector Re V LTD Series 5 Class A 03/01/2020 (a)(f)(g) (Cost: $2,492,759; Acquisition Date: 04/27/2015)	2,492,759	2,706,638
Sector Re V LTD Series 5 Class F 03/01/2020 (a)(f)(g) (Cost: $17,250,000; Acquisition Date: 04/27/2015)	17,250,000	18,197,025
Silverton Re 2014-1 09/16/2016 (a)(e)(g) (Cost: $215,000; Acquisition Date: 12/18/2013)	215,000	139,159
Silverton Re 2015-1 12/18/2015 (a)(e)(f)(g) (Cost: $14,013,725; Acquisition Date: 12/18/2014)	4,000,000	17,184,479

		209,715,707

	PRINCIPAL AMOUNT	FAIR VALUE
United States - 3.2%

Multiperil - 3.2%
Sector Re V LTD Series 5 Class G 06/26/2016 (a)(f)(g) (Cost: $71,330,000; Acquisition Date: 06/26/2015)	$71,330,000	$74,832,303

TOTAL PARTICIPATION NOTES (QUOTA SHARES) (Cost $267,053,297)		284,548,010

PREFERENCE SHARES (QUOTA SHARES) - 66.7%	SHARES	FAIR VALUE

Canada - 0.7%

Multiperil - 0.7%
Awosting (Kane Segregated Account Company) (a)(g) (Cost: $20,393,592; Original Acquisition Date: 12/27/2013)	112	17,062,044

Global - 59.3%

Marine/Energy - 0.3%
Victoria (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $5,180,502; Original Acquisition Date: 01/30/2014)	5,159	5,782,686

Multiperil - 59.0%
Altair Re II (a)(g) (Cost: $7,332,515; Original Acquisition Date: 12/27/2013)	15,632,172	1,105,195
Altair Re III (a)(f)(g) (Cost: $34,877,500; Original Acquisition Date: 12/23/2014)	35,000,000	36,795,500
Arenal (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $61,758,224; Acquisition Date: 05/07/2015)	61,758	67,980,653
Axis Ventures Re Cell 0003 (a)(e)(f)(g) (Cost: $56,732,077; Acquisition Date: 03/05/2015)	730,000	44,202,438
Axis Ventures Re Cell 0004 (a)(e)(f)(g) (Cost: $50,000,000; Acquisition Date: 07/02/2015)	500,000	54,980,750
Banff (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $29,715,000; Acquisition Date: 01/22/2015)	29,715	31,547,815
Biscayne (Kane Segregated Account Company) (a)(e)(g) (Cost: $38,714,888; Original Acquisition Date: 04/30/2014)	38,655	43,937,898
Cardinal Re 2015-1 (a)(e)(f)(g) (Cost: $55,309,879; Acquisition Date: 07/29/2015)	100	55,990,088

The accompanying footnotes are an integral part of this Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2015

Schedule of Investments	as of October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 59.0% (continued)
Carlsbad (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $100; Acquisition Date: 04/01/2014)	100	$100
Carlsbad 2 (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $133,003,576; Original Acquisition Date: 04/28/2014)	132,800	139,632,837
Cumberland (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $19,500,000; Acquisition Date: 04/10/2015)	19,500	22,907,642
Decker (Kane Segregated Account Company) (a)(e)(g) (Cost: $8,012,643; Acquisition Date: 12/26/2013)	100	9,530,766
Denali (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $75,060,000; Acquisition Date: 01/05/2015)	75,060	84,171,523
Hatteras (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $43,768,000; Acquisition Date: 12/30/2014)	43,768	49,787,308
Hilo (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $5,155,976; Acquisition Date: 06/09/2015)	5,156	5,550,883
Hudson Alexander (Mt. Logan Re) (a)(g) (Cost: $40,000,000; Acquisition Date: 01/02/2014)	40,000	42,411,056
Hudson Charles (Mt. Logan Re) (a)(g) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	35,767,251
Hudson Charles 2 (Mt. Logan Re) (a)(g) (Cost: $8,465,500; Acquisition Date: 04/02/2014)	8,466	9,751,709
Hudson Charles 3 (Mt. Logan Re) (a)(g) (Cost: $14,650,000; Acquisition Date: 06/19/2014)	14,650	16,709,134
Hudson Paul (Mt. Logan Re) (a)(g) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	38,183,916
Hudson Paul 3 (Mt. Logan Re) (a)(g) (Cost: $8,465,500; Acquisition Date: 04/02/2014)	8,466	10,164,063
Kona (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $5,873,000; Acquisition Date: 07/23/2015)	5,873	6,310,006
La Ruta (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $23,765,000; Acquisition Date: 03/30/2015)	23,765	25,156,317
Latigo (Kane Segregated Account Company) (a)(e)(g) (Cost: $98,121,720; Original Acquisition Date: 01/06/2014)	358	115,832,574
LRe 2015 (a)(e)(f)(g) (Cost: $33,255,235; Acquisition Date: 03/31/2015)	332,552	37,646,624
Mackinac (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $25,426,251; Acquisition Date: 02/05/2015)	22,136	28,238,179

	SHARES	FAIR VALUE
Multiperil - 59.0% (continued)
Minnewaska (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $17,856,197; Original Acquisition Date: 05/30/2014)	16,755	$21,506,284
Mohonk (Kane Segregated Account Company) (a)(e)(g) (Cost: $75,061,438; Acquisition Date: 12/24/2013)	100	83,765,910
Mojave (Kane Segregated Account Company) (a)(f)(g) (Cost: $37,500,000; Acquisition Date: 12/30/2014)	37,500	43,733,070
Mulholland (Kane Segregated Account Company) (a)(e)(g) (Cost: $12,271,287; Acquisition Date: 12/26/2013)	100	14,454,414
Revelstoke (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $15,077,000; Acquisition Date: 01/28/2015)	15,077	16,465,061
Rondout (Kane Segregated Account Company) (a)(e)(g) (Cost: $64,420,273; Original Acquisition Date: 06/19/2014)	62,734	76,501,155
Skytop (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $11,991,913; Acquisition Date: 01/09/2014)	100	17,940,931
SR0001 (Horseshoe Re Segregated Account) (a)(e)(f)(g) (Cost: $17,618,550; Acquisition Date: 07/10/2015)	1,000	18,891,836
Tallgrass (Kane Segregated Account Company) (a)(f)(g) (Cost: $37,500,000; Acquisition Date: 12/30/2014)	37,500	39,037,316
Turrialba (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $10,061,000; Acquisition Date: 03/31/2015)	10,061	10,975,834
Yellowstone (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $17,407,025; Acquisition Date: 01/08/2014)	100	24,051,600

		1,381,615,636

		1,387,398,322

United States - 6.7%

Agriculture - 4.3%
Axis Venture Re Cell 0002 (a)(e)(f)(g) (Cost: $11,356,800; Acquisition Date: 08/29/2014)	113,568	3,686,788
Bayswater (Kane Segregated Account Company) (a)(e)(g) (Cost: $20,310,577; Acquisition Date: 06/16/2014)	26,899	23,550,044
Demeter Re 2015 Class A (a)(e)(f)(g) (Cost: $22,750,000; Acquisition Date: 05/20/2015)	227,500	24,183,406
Demeter Re 2015 Class C (a)(e)(f)(g) (Cost: $4,500,000; Acquisition Date: 05/20/2015)	45,000	4,713,690

The accompanying footnotes are an integral part of this Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2015

Schedule of Investments	as of October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Agriculture - 4.3% (continued)
Hanalei (Kane Segregated Account Company) (a)(e)(f)(g) (Cost: $40,885,000; Acquisition Date: 06/22/2015)	40,885	$45,257,068

		101,390,996

Windstorm - 2.4%
Fescue (Mt. Logan Re) (a)(f)(g) (Cost: $50,000,000; Acquisition Date: 06/11/2015)	50,000	55,158,245

		156,549,241

TOTAL PREFERENCE SHARES (QUOTA SHARES) (Cost $1,429,103,738)		1,561,009,607

PRIVATE FUND UNITS - 5.9%

Global - 5.9%

Multiperil - 5.9%
Aeolus Property Catastrophe Keystone Fund (a)(e)(g) (Cost: $56,368; Acquisition Date: 01/01/2014)	56	68,608
Aeolus Property Catastrophe J15 Keystone Fund (a)(e)(f)(g) (Cost: $62,511,849; Acquisition Date: 12/18/2014)	62,512	70,189,102
Aeolus Property Catastrophe MY15 Keystone Fund (a)(e)(f)(g) (Cost: $60,045,727; Acquisition Date: 05/20/2015)	60,046	68,927,519

TOTAL PRIVATE FUND UNITS (Cost $122,613,944)		139,185,229

SHORT-TERM INVESTMENTS - 0.5%

Money Market Fund - 0.5%
Fidelity Institutional Money Market Fund - Money Market Portfolio - Institutional Class - 0.12% (h)	2,235,689	2,235,689
First American Government Obligations Fund - Class Z - 0.01% (h)	2,235,688	2,235,688

	SHARES	FAIR VALUE
Money Market Fund - 0.5% (continued)
First American Prime Obligations Fund - Class Z - 0.06% (h)	2,235,689	$2,235,689
Short Term Investments Trust - Liquid Assets Portfolio - Institutional Class - 0.16% (h)	2,235,688	2,235,688
Short Term Investments Trust - Treasury Portfolio - Institutional Class - 0.02% (h)	2,235,688	2,235,688

TOTAL SHORT-TERM INVESTMENTS (Cost $11,178,442)		11,178,442

TOTAL INVESTMENTS (Cost $2,171,178,219) - 99.8%		2,335,688,843

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		5,495,140

TOTAL NET ASSETS - 100.0%		$2,341,183,983

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $2,319,944,765. Foreign concentration is as follows: Bermuda: 94.8%, Cayman Islands: 3.7%, Ireland: 0.4%, Supranational: 0.2%.
(b)	Variable rate security. The rate shown is as of October 31, 2015.
(c)	Security is restricted to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2015 was $331,918,309, which represents 14.2% of net assets.
(d)	Zero-coupon bond. The rate shown is the yield to maturity.
(e)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $1,550,977,627, which represents 66.3% of net assets.
(f)	Non-income producing security.
(g)	Security is restricted to resale. The aggregate value of these securities at October 31, 2015 was $1,992,592,092, which represents 85.1% of net assets.
(h)	Rate shown is the 7-day effective yield.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, December 2015 Settlement	603	$42,915,510	$(913,695)
Canadian Dollar, December 2015 Settlement	215	16,436,750	(152,884)
Euro Fx, December 2015 Settlement	198	27,247,275	310,934
U.S. Treasury 5-Year Note, December 2015 Settlement	29	3,473,430	(4,367)

TOTAL FUTURES CONTRACTS SOLD		$90,072,965	$(760,012)

The accompanying footnotes are an integral part of this Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2015

Statement of Assets and Liabilities	October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
ASSETS:
Investments, at fair value(1)	$2,335,688,843
Dividends and interest receivable	2,681,725
Receivable for fund shares sold	10,229
Foreign currencies, at value(2)	51,973
Collateral held at broker	7,564,579
Other assets	175,696
Total assets	2,346,173,045
LIABILITIES:
Payable to Adviser	3,948,172
Payable for Chief Compliance Officer compensation	5,001
Payable to Trustees	37,304
Variation margin on futures contracts	254,523
Accrued service fees	306,564
Other accrued expenses	437,498
Total liabilities	4,989,062
Total net assets	$2,341,183,983

NET ASSETS CONSIST OF:
Capital stock	$2,201,854,621
Accumulated net investment loss	(17,341,430)
Accumulated net realized loss	(7,080,171)
Unrealized appreciation (depreciation) on:
Investments	173,989,361
Foreign currency translation	(9,478,386)
Futures contracts	(760,012)
Total net assets	$2,341,183,983

Net assets	$2,341,183,983
Shares outstanding	217,359,243
Net asset value, offering and redemption price per share	$10.77

(1) Cost of investments	$2,171,178,219
(2) Cost of foreign currencies	51,621

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2015

Statement of Operations	For the Year Ended October 31, 2015

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
INVESTMENT INCOME:
Dividend income	$85,435,970
Interest income	18,663,619
Total investment income	104,099,589
EXPENSES
Advisory fees (See Note 4)	37,346,764
Service fees	1,867,337
Fund accounting and administration fees	1,024,009
Legal fees	729,968
Federal and state registration fees	261,443
Transfer agency fees and expenses	196,730
Custody fees	145,190
Audit and tax related fees	142,406
Offering costs	136,257
Trustees fees and expenses	121,686
Chief Compliance Officer fees	60,000
Other expenses	724,204
Total expenses	42,755,994
Net investment income	61,343,595
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	5,164,285
Written options	998,918
Futures contracts	1,864,901
Foreign currency translation	396,017
Net change in unrealized appreciation (depreciation) on:
Investments	90,252,427
Futures contracts	(760,012)
Foreign currency translation	(8,270,269)
Net realized and unrealized gain	89,646,267
Net increase in net assets resulting from operations	$150,989,862

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2015

Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
OPERATIONS:
Net investment income (loss)	$61,343,595	$(10,263,232)
Net realized gain (loss) on:
Investments	5,164,285	51,352
Written options	998,918	—
Futures contracts	1,864,901	—
Foreign currency translation	396,017	(10,575)
Net change in unrealized appreciation (depreciation) on:
Investments	90,252,427	83,736,934
Futures contracts	(760,012)	—
Foreign currency translation	(8,270,269)	(1,208,117)
Net increase in assets resulting from operations	150,989,862	72,306,362

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(83,998,494)	—
Total distributions	(83,998,494)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,351,435,403	945,935,385
Proceeds from shares issued to holders in reinvestment of dividends	77,072,443	—
Cost of shares redeemed	(156,653,119)	(16,003,859)
Net increase in net assets from capital share transactions	1,271,854,727	929,931,526
Total increase in net assets	1,338,846,095	1,002,237,888

NET ASSETS:
Beginning of period	1,002,337,888	100,000
End of period	$2,341,183,983	$1,002,337,888

Accumulated net investment loss	$(17,341,430)	$(10,190,823)

(1)	Commenced operations on December 9, 2013.

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2015

Statement of Cash Flows

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
For the Year Ended October 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$150,989,862
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain	(87,146,091)
Amortization of premium	(583,887)
Changes in assets and liabilities:
Foreign currency	(51,973)
Collateral held at broker	(7,564,579)
Dividends and Interest receivable	(1,668,312)
Deferred offering expenses	136,257
Payable to Adviser	2,265,737
Payable to Trustees	20,759
Accrued service fees	112,262
Variation margin on futures contracts	254,523
Accrued expenses and other liabilities	(5,632)
Other assets	(122,356)
Purchases of investments	(1,577,439,890)
Proceeds from sale of investments	342,147,674
Net purchases and sales of short-term investments	(9,190,358)
Net cash used in operating activities	(1,187,846,004)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	1,351,425,174
Payment on shares redeemed	(156,653,119)
Cash distributions to shareholders	(6,926,051)
Net cash provided in financing activities	1,187,846,004
Net increase in cash	—
Cash, beginning of year	—
Cash, end of year	$—

NON-CASH FINANCING ACTIVITIES
Reinvested distributions	$77,072,443

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2015

Financial Highlights	October 31, 2015

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Per Share Data:
Net asset value, beginning of period	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	0.34	(0.13)
Net realized and unrealized gains	0.51	0.97

Total from investment operations	0.85	0.84

Less distributions to shareholders
Dividends from net investment income	(0.92)	—

Total distributions	(0.92)	—

Net asset value, end of period	$10.77	$10.84

Total return(5)	8.33%	8.40	%(3)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$2,341,184	$1,002,338
Ratio of expenses to average net assets	2.29%	2.43	%(4)
Ratio of net investment income to average net assets	3.29%	(1.42	)%(4)
Portfolio turnover rate	14.04%	0.56	%(3)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment gain (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Total Return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

The accompanying footnotes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered non-diversified closed-end management investment company issuing shares. As of October 31, 2015, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.10% shareholder service fee, no 12b-1 fees and does not charge a redemption fee. There are an unlimited number of authorized shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable laws, will conduct quarterly repurchase offers typically for 7.5% of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees and in all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. There is no secondary trading market in the shares. The shares are, therefore, not readily marketable.

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve this objective by investing in event-linked bonds, Quota Shares and, to a lesser extent, event-linked swaps, equity securities and derivatives of equity securities of companies in the reinsurance industry.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards. Codification Topic 946, Financial Services—Investment Companies.

(a) Investment Valuation and Fair Value Measurement In determining the net asset value (“NAV”) of the Fund’s shares, investments in open-end mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the Trust. Investments in closed-end mutual funds are valued at the last sale price on the exchange on which the shares are primarily traded.

Futures contracts are valued at the settlement price on the exchange on which they are primarily traded.

Long-term debt securities issued with a maturity in excess of 60 days, including corporate debt securities and municipal debt securities, collateralized mortgage obligations, loans, and other asset-backed securities are valued daily using the mean between the closing bid and asked prices provided by either a pricing service or two independent brokers. Short-term debt securities issued with a maturity of less than 60 days, including U.S. Treasury securities, are valued at amortized cost, which approximates fair value.

Event-linked bonds (catastrophe bonds) are valued using average firm bids from at least two independent brokers or at least one firm bid from an independent market maker. In the event that the Trust’s pricing vendor is unable to provide two independent broker firm bids or a market maker firm bid for event-linked bonds the Adviser (as defined herein) will use an indicative price or firm bid as the price of the security (or average, if multiple such prices) provided that the Adviser Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Trustees) determines that the indicative price or firm bid is reasonable. The Committee will use internal and/or independent external models to generate marks for the security. If the internal and/or independent external marks are within a predetermined range of the indicative price or firm bid, then the Committee may deem the indicative price or firm bid as reasonable. If the pricing sources above are not available, the Committee will fair value the security pursuant to procedures approved by the Board of Trustees. Event-linked bonds and similar restricted securities are valued on a weekly basis and on the last business day of each month. The Adviser monitors event-linked bonds daily for significant events that could affect the value of these investments.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

Participation notes and preference shares (“Quota Shares”) and private fund units are valued using at least one firm bid from an independent market maker. In the event that the Trust’s pricing vendor is unable to provide a market maker firm bid for Quota Shares, the Adviser will use an indicative price or firm bid as the price of the security (or average, if multiple such prices) provided that the Committee determines that the indicative price or firm bid is reasonable. The committee will use internal and/or independent external models to generate marks for the security. If the internal and/or independent external marks are within a predetermined range of the indicative price or firm bid, then the Committee may deem the indicative price or firm bid as reasonable. If the pricing sources above are not available, the Committee will fair value the security pursuant to procedures approved by the Board of Trustees. Quota Shares and private fund units are valued on a weekly basis and on the last business day of each month. The Adviser monitors Quota Shares and private fund units daily for significant events that could affect the value of these investments.

Over-the-counter (“OTC”) options are valued at the mean of the bid and asked quotations. If bid and ask are not available, the Committee will fair value the security pursuant to procedures approved by the Board of Trustees.

If market values are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (“fair value pricing”). In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Committee has the responsibility for overseeing the implementation of the Fund’s valuation procedures and fair value determinations made on behalf of the Board of Trustees. For purposes of determining fair value of securities, the Committee may use (or make use of) a variety of valuation methodologies, including, without limitation: (i) mathematical techniques that refer to the prices of similar or related securities; (ii) a percentage increase or decrease across all securities of a region, country or industry affected by a significant event; (iii) a multiple of earnings; (iv) a discount from market of a similar freely traded security; (v) the yield to maturity of debt securities; (vi) the recommendation of a pricing service; (vii) a single broker’s (or insurance company’s) quote; (viii) recent primary and/or secondary market transactions that the Fund believes to be comparable; (ix) modeling or development of events; or (x) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Fund’s NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2: Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and firm bids from brokers or market makers which are not publically available;

Level 3: Significant inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

Transfers between levels are recognized at the end of the reporting year. There were no transfers between levels during the reporting year. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2015:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
China	$—	$—	$2,927,971	$2,927,971
Global	—	65,333,505	21,251,707	86,585,212
Japan	—	5,008,650	—	5,008,650
Mexico	—	160,000	—	160,000
Turkey	—	1,247,000	—	1,247,000
United States	—	236,033,824	7,804,898	243,838,722
Total Event-Linked Bonds	—	307,782,979	31,984,576	339,767,555
Participation Notes (Quota Shares) (1)	—	—	284,548,010	284,548,010
Preference Shares (Quota Shares) (1)	—	—	1,561,009,607	1,561,009,607
Private Fund Units (1)	—	—	139,185,229	139,185,229
Money Market Funds	11,178,442	—	—	11,178,442

Total Assets	$11,178,442	$307,782,979	$2,016,727,422	$2,335,688,843
Other Financial Instruments*
Unrealized appreciation on futures	$310,934	$—	$—	$310,934
Unrealized depreciation on futures	(1,070,946)	—	—	(1,070,946)

Total	$(760,012)	$—	$—	$(760,012)

*	Other financial instruments are derivative instruments, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Fund’s Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current year ended October 31, 2015:

	EVENT- LINKED BONDS	PARTICIPATION NOTES (QUOTA SHARES)	PREFERENCE SHARES (QUOTA SHARES)	PRIVATE FUND UNITS
Beginning Balance—November 1, 2014	$11,182,424	$19,925,877	$778,956,928	$48,992,065
Acquisitions	20,736,265	266,838,297	976,626,120	122,557,576
Dispositions	(285,324)	(16,210,000)	(160,083,519)	(48,437,135)
Realized gains	—	—	9,198,211	5,993,503
Realized losses	—	—	(9,711,230)	—
Return of capital	—	—	(96,839,904)	—
Change in unrealized appreciation	351,211	13,993,836	62,863,001	10,079,220
Transfers in/(out) of Level 3	—	—	—	—
Ending Balance—October 31, 2015	$31,984,576	$284,548,010	$1,561,009,607	$139,185,229

As of October 31, 2015, the change in unrealized appreciation on positions still held in the Fund was $351,211 for Event-linked Bonds, $14,890,515 for Participation Notes, $78,552,554 for Preference Shares, and $14,364,675 for Private Fund Units.

Significant unobservable inputs included original transaction price, losses from severe weather events, and changes in market risk spread of comparable securities (including catastrophe bonds with similar risk profiles). Significant increases in the market risk spread of comparable instruments or severe weather losses in isolation would result in a significantly lower fair value measurement. A high amount of loss from severe weather may also increase market risk spreads. Quota Shares are monitored daily for significant events that could affect the value of the instruments.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2015:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/2015	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Event Linked Bonds	Financial Services	$ 7,849,246	Insurance industry loss model	Estimated Losses: Estimated premiums earned:	$0.4MM-$0.4MM $0.9MM-$0.9MM	$ 0.4MM $ 0.9MM

Participation Notes (Quota Shares)	Financial Services	$ 188,812,044	Insurance industry loss model	Estimated Losses: Estimated premiums earned:	$0.0MM-$7.6MM $0.1MM-$15.8MM	$ 6.9MM $14.3MM

Preference Shares (Quota Shares)	Financial Services	$1,215,131,108	Insurance industry loss model	Estimated Losses: Estimated premiums earned:	$0.1MM-$34.5MM $0.4MM-$48.9MM	$ 9.2MM $16.0MM

Private Fund Units	Financial Services	$ 139,185,229	Insurance industry loss model	Estimated Losses: Estimated premiums earned:	$0.0MM-$7.8MM $0.0MM-$14.7MM	$ 6.0MM $13.7MM

The Level 3 securities not listed above were priced using an indicative bid and amount to $465,749,795.

Derivative Transactions — The Fund engaged in derivatives and hedging activities during the year ended October 31, 2015. The use of derivatives included options and futures contracts. Further information regarding derivative activity for the Fund can be found in the Schedule of Investments.

Futures Contracts — The Fund may purchase and sell futures contracts. The Fund held futures contracts during the year ended October 31, 2015. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2015, was $58,291,728 for short contracts.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund wrote call or put options during the year ended October 31, 2015. The Fund writes put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Fund since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that the index options require cash settlement payments and do not involve the actual purchase or sale of securities.

The average market value of written options for the year ended October 31, 2015, was $117,880.

The Fund did not transact in purchased options during the year ended October 31, 2015.

Transactions in options written during the year ended October 31, 2015 were as follows:

REINSURANCE RISK PREMIUM INTERVAL FUND
OTC Options	CONTRACTS	PREMIUMS
Outstanding, beginning of year	—	$—
Options written	1	1,048,927
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	(1)	(1,048,927)

Outstanding, end of year	—	$—

Statement of Assets and Liabilities — Values of Derivatives at October 31, 2015

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Reinsurance Risk Premium Interval Fund
	Net assets—Unrealized appreciation on futures*	$310,934	Net assets—Unrealized depreciation on futures*	$1,070,946

Total		$310,934		$1,070,946

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES TRANSACTIONS
FOREIGN EXCHANGE FUTURES CONTRACTS	U.S. TREASURY FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
$1,966,293	$(101,392)	$998,918	$2,863,819

CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES TRANSACTIONS
FOREIGN EXCHANGE FUTURES CONTRACTS	U.S. TREASURY FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
$(755,645)	$(4,367)	$—	$(760,012)

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

(b) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclosure both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. These agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

The Fund is not subject to any Master Netting Arrangements; therefore, no additional disclosure is required.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common types of event-linked bonds are known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest payments. In this regard, event-linked bonds typically have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond which covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. Event-linked swaps are derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, mortality/longevity, multiperil, and other weather-related phenomena.

(g) Quota Shares Quota Shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of, the claims up to the total amount invested.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

(h) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(i) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund isolates that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains on currency translation and change in unrealized appreciation on foreign currency related items on the Fund’s Statement of Operations.

The Fund may invest in event-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of event-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Certain SPVs in which the Fund invests may be sponsored by non-U.S. ceding insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments consist partially of event-linked bonds which provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of event-linked bonds issued are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

(j) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(k) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

For the year ended October 31, 2015, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$15,504,292	$(15,504,292)	$—

These differences primarily relate to foreign currency gain (losses) and investments in passive foreign investment companies (“PFICs”).

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

REINSURANCE RISK PREMIUM INTERVAL FUND
Tax cost of Investments	$2,371,375,089
Unrealized Appreciation	200,600,198
Unrealized Depreciation	(236,286,444)
Net unrealized depreciation	(35,686,246)
Undistributed ordinary income	180,926,051
Undistributed long-term gains	—
Total distributed earnings	180,926,051
Other accumulated loss	(5,910,443)
Total accumulated earnings	$139,329,362

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to mark-to-market adjustments on PFICs.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	ORDINARY INCOME	LONG TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$83,998,494	$—	$—	$83,998,494

The tax character of distributions paid during the period ended October 31, 2014 was as follows:

	ORDINARY INCOME	LONG TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$—	$—	$—	$—

At October 31, 2015 the Fund has tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(7,840,189)	$—	$(7,840,189)

To the extent that the Fund listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax provisions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2015. The Fund’s open tax years are the

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

years ended October 31, 2014 and 2015. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Advisory Agreement Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the investment adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.

In return for providing management services to the Fund, the Fund pays the Adviser an annual fee of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bank, N.A., serves as the Fund’s distributor.

5. Services Agreement

Pursuant to a services agreement (the “Services Agreement”), the Fund pays Stone Ridge Asset Management LLC (the “Servicing Agent”) a fee of 0.10% of the average daily net assets of the Fund for the services provided and expenses incurred under the Services Agreement. The Servicing Agent appoints broker-dealer firms and other service firms to provide services including investor services and administrative assistance for persons who are investors in the Fund.

6. Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. All organization costs of $57,241 were paid by the Adviser. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These offering expenses were advanced by the Adviser, subject to recovery. The total amount of the offering costs incurred by the Fund is $297,480.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

8. Investment Transactions

For the year ended October 31, 2015, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $1,577,439,890 and $245,396,518, respectively.

9. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2015	PERIOD ENDED OCTOBER 31, 2014(1)
Shares sold	132,557,815	93,966,278
Shares issued to holders in reinvestment of dividends	7,585,870	—
Shares redeemed	(15,212,625)	(1,548,095)
Net increase in shares	124,931,060	92,418,183
Shares outstanding
Beginning of period	92,428,183	10,000
End of period	217,359,243	92,428,183

(1)	The Fund commenced operations on December 9, 2013.

Stone Ridge Funds	Annual Report	October 31, 2015

Notes to Financial Statements	October 31, 2015

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 12, 2014	6,933,981	1,318,515
February 20, 2015	12,229,899	5,747,171
May 8, 2015	13,974,744	3,249,203
August 7, 2015	16,216,740	2,919,903

10. Line of Credit

As of October 31, 2015, the Fund has a $150,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is not secured by the Fund’s assets. The Line has a one-year term which runs through December 15, 2015 and is reviewed annually by the Board of Trustees. The interest rate as of October 31, 2015 was 2.25%. During the year ended October 31, 2015, the Fund’s maximum borrowing was $100,000,000 and average borrowing was $6,849,315. This borrowing resulted in interest expenses of $156,250. These amounts are included in Other Expenses on the Fund’s Statement of Operations.

As of October 31, 2015 the outstanding loan amount for the Fund was $0.

11. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Other than the event disclosed below, there were no subsequent events that necessitated disclosures and/or adjustments. On December 15, 2015, the Fund’s Line was increased to $250,000,000 with a one-year term that runs through December 13, 2016.

12. Additional Information

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase, from time to time, a portion of its outstanding shares at NAV.

Stone Ridge Funds	Annual Report	October 31, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust II

We have audited the accompanying statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the Fund), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year ended, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stone Ridge Reinsurance Risk Premium Interval Fund at October 31, 2015, the results of its operations, cash flows, changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, NY

December 30, 2015

Stone Ridge Funds	Annual Report	October 31, 2015

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2015 through October 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2015	ENDING ACCOUNT VALUE OCTOBER 31, 2015	EXPENSES PAID DURING PERIOD* MAY 1, 2015 – OCTOBER 31, 2015
Actual	$1,000.00	$1,059.00	$11.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.76	$11.52

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2015

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Investment Management Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Investment Management Agreement.

At an in-person meeting held on October 22, 2015, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Investment Management Agreement between the Adviser and the Trust on behalf of the Fund. In evaluating the Investment Management Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement. In addition, as part of this process, the Independent Trustees had the opportunity to meet in executive session with legal counsel to the Trust without representatives of the Adviser present.

The Board’s consideration of the Investment Management Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique nature of the Fund’s investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Investment Management Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Investment Management Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance (net of fees) together with the performance of the Fund’s corresponding indexes. The Board also reviewed similar performance information for other comparable registered investment funds managed by the Adviser. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund and that the peer groups identified were based on an assessment of how the Adviser believed Morningstar would likely categorize the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Investment Management Agreement.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Investment Management Agreement and the expense ratio for the Fund. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability

Stone Ridge Funds	Annual Report	October 31, 2015

Additional Information (Unaudited)

and the benefits that the Adviser derives from the Investment Management Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements applicable to the Fund pursuant to the Investment Management Agreement was fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Investment Management Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment advisory fee or through expense waiver or limitation arrangements. The Board noted the Adviser’s view that, given the nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Investment Management Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Investment Management Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Investment Management Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH) AND ADDRESS(5)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Principal, TPG Capital, L.P., until 2011; Chief Financial Officer, Newbridge Capital, LLC, until 2011	11	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2013	Cowen Group, since 2012; Jefferies & Co., 2011	11

Interested Trustee
NAME (YEAR OF BIRTH) AND ADDRESS(5)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS

Ross Stevens(4) (1969)	Trustee, Chairman	since 2013	Founder of Stone Ridge Asset Management LLC (“Adviser”), Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	11	None

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee serves until resignation or removal from the Board of Trustees.
(3)	Fund complex includes the Stone Ridge Trust and Stone Ridge Trust III, other investment companies managed by the Adviser.
(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Stone Ridge Asset Management LLC.
(5)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Stone Ridge Funds	Annual Report	October 31, 2015

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Funds toll free at 1.855.609.3680

Officers
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President and Chief Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC (“Adviser”), Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (Investment Committee and Co-Head of Portfolio Managers Committee).
Jane Korach (1974)	Chief Compliance Officer and Secretary	since 2013	General Counsel of the Adviser, since 2012; prior to that General Counsel and CCO at Owl Creek Asset Management.
Patrick Kelly (1978)	Treasurer and Principal Financial Officer	since 2013	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital.

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the period ended October 31, 2015, the Fund designates the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.02%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2015. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be made available in February on the Funds’ website, www.stoneridgefunds.com. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov).

Stone Ridge Funds	Annual Report	October 31, 2015

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

                                                             YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$104,659	$95,000
Audit-Related Fees	$0	$0
Tax Fees	$52,000	$21,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (“Adviser”) (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	$52,000	$21,750
Registrant’s Investment Adviser	$42,000	$30,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	Governing Standards

The Adviser has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates (1) when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc.

(“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

[1]	A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the Adviser; and 3) all current employees.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

For a list of the voting guidelines please visit:

http://www.issgovernance.com/policy/2013/policy_information

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of December 9, 2015

Robert Gutmann, Alexander Nyren, Ross Stevens and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been with the Fund since inception. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Robert Gutmann. Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-Founder of Stone Ridge. Prior to joining Stone Ridge, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge, Mr. Nyren was a Principal in the insurance practice of Oliver Wyman. Previously, he was a Vice President at Barclays Capital/Lehman Brothers, where he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren and Ms. Zhao. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital. Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren and Mr. Stevens. Prior to joining Stone Ridge, Ms. Zhao was a senior management consultant at the Boston Consulting Group. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

(a)(2)

Information is provided as of October 31, 2015

In addition to the Fund, the table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	11	$5,227	0	$0	0	$0
Alexander Nyren	3	$3,861	0	$0	0	$0
Ross Stevens	11	$5,227	0	$0	0	$0
Yan Zhao	3	$3,861	0	$0	0	$0

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

Potential Conflicts of Interest

The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. The Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are averaged as to price and allocated between the funds in a manner that is equitable to each fund and in accordance with the amount being purchased or sold by each fund. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across funds and to monitor whether any fund is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the fund’s ability to take full advantage of the investment opportunity.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another client of the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which funds or other clients of the Adviser may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable funds or other clients. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriately within the primary strategy of another fund or other client of the Adviser.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the fund for which he exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the fund that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds (such as where certain funds pay higher management fees), a portfolio manager might be motivated to help certain funds over others. A portfolio manager might be motivated to favor funds in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds that could most significantly benefit a portfolio manager.

(a)(3)

Information is provided as of October 31, 2015.

Portfolio managers receive a base salary and may also receive a bonus. Compensation of a portfolio manager is determined at the discretion of the Adviser. It may be based on a number of factors including the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of portfolio managers is not based upon the performance of client accounts that the portfolio managers manage. The Adviser reviews the compensation of each portfolio manager at least annually.

(a)(4)

The following table shows the dollar range of equity securities of the Fund beneficially owned as of October 31, 2015 by the Fund’s current portfolio managers.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Gutmann	$50,001 - $100,000
Alexander Nyren	$1,000 - $10,000
Ross Stevens(1)	$50,001 - $100,000
Yan Zhao	$10,001 - $50,000

(1)	Beneficial ownership through the Adviser’s direct fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stone Ridge Trust II

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date	January 8, 2016

By (Signature and Title)*	/s/ Patrick Kelly
Patrick Kelly, Treasurer

Date	January 8, 2016

*	Print the name and title of each signing officer under his or her signature.